Exhibit 10.31

AMENDMENT NO. 10 TO SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

        THIS AMENDMENT NO. 10 dated as of February 12, 2007 to SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this "Amendment") is entered into among AFC FUNDING CORPORATION, an Indiana corporation (the "Seller"), AUTOMOTIVE FINANCE CORPORATION, an Indiana corporation (the "Servicer"), FAIRWAY FINANCE COMPANY, LLC (as successor to Fairway Finance Corporation), a Delaware limited liability company (the "Initial Purchaser" and a "Purchaser"), GRESHAM RECEIVABLES (NO. 8) LIMITED (together with the Initial Purchaser, each a "Purchaser"), LLOYDS TSB BANK PLC, as agent for Gresham Receivables (No. 8) Limited, and BMO CAPITAL MARKETS CORP. (formerly known as HARRIS NESBITT CORP.), a Delaware corporation, as agent for Fairway Finance Company, LLC and as the initial agent (the "Agent").

R E C I T A L S

        A.    The Seller, the Servicer, the Initial Purchaser and the Agent are parties to that certain Second Amended and Restated Receivables Purchase Agreement dated as of June 15, 2004 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the "Agreement").

        B.    The Seller, the Servicer, the Purchasers and the Agent desire to amend the Agreement as hereinafter set forth.

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        1.    Certain Defined Terms.    Capitalized terms which are used herein without definition and that are defined in the Agreement shall have the same meanings herein as in the Agreement.

        2.    Amendments to Agreement.    The Maximum Uninsured Commitment of (i) Gresham Receivables (No. 8) Limited hereunder is $50,000,000 and (ii) Fairway Finance Company, LLC is $550,000,000.

        3.    Representations and Warranties.    Each of the Seller and the Servicer hereby represents and warrants to the Agent and the Purchaser as follows:

          (a)    Representations and Warranties.    The representations and warranties of such Person contained in Exhibit III and Exhibit VII to the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

          (b)    Enforceability.    The execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment and the Agreement, as amended hereby, are within its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with its terms.

          (c)    Termination Event.    No Termination Event or Unmatured Termination Event has occurred and is continuing.

        4.    Effectiveness.    This Amendment shall become effective upon receipt by the Agent of each of the counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto.

        5.    Effect of Amendment.    Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to "the Receivables Purchase Agreement," "this Agreement," "hereof," "herein" or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.

        6.    Counterparts.    This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

        7.    Governing Law.    This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Indiana without reference to conflict of laws principles.

        8.    Section Headings.    The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

2

        IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

AFC FUNDING CORPORATION
By:	/s/ JAMES E. MONEY, II
Name:	James E. Money, II
Title:	VP of Finance & Treasurer
AUTOMOTIVE FINANCE CORPORATION
By	/s/ JAMES E. MONEY, II
Name:	James E. Money, II
Title:	VP of Finance & Assistant Treasurer
FAIRWAY FINANCE COMPANY, LLC
By:	/s/ AMY S. KEITH
Name:	Amy S. Keith
Title:	Vice President
BMO CAPITAL MARKETS CORP., as Purchaser Agent for Fairway Finance Company, LLC and as Agent
By:	/s/ JOHN PAPPANO
Name:	John Pappano
Title:	Managing Director
GRESHAM RECEIVABLES (NO. 8) LIMITED
By:	/s/ MICHAEL ROBINSON
Name:	Michael Robinson
Title:	Alternate Director
LLOYDS TSB BANK PLC, as Purchaser Agent for Gresham Receivables (No. 8) Limited
By:	/s/ JAMES HART
Name:	James Hart
Title:	Director

Consented to:
BANK OF MONTREAL
By:	/s/ AMY K. DUMSER
	Name:	Amy K. Dumser
	Title:	Director
LLOYDS TSB BANK PLC
By:	/s/ DANIELA CHUN
	Name:	Daniela Chun
	Title:	Assistant Vice President Structured Finance, USA C-031
By:	/s/ MICHELLE WHITE
	Name:	Michelle White
	Title:	Assistant Vice President Structured Finance, USA W-151